UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LIQTECH INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIQTECH INTERNATIONAL, INC.

Industriparken 22C

DK2750 Ballerup, Denmark

October 3, 2022

To our Stockholders:

The Annual Meeting of the Stockholders (the “Meeting”) of LiqTech International, Inc. (the “Company”) will be held at 3:00 p.m., local time on Thursday, November 17, 2022, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark. Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares. We encourage you to vote your proxy by mailing in your enclosed proxy card in the enclosed postage paid envelope, or vote online or over the telephone according to the instructions in the proxy card. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chief Executive Officer of the Company.

Sincerely,
/s/ Fei Chen
Fei Chen
Chief Executive Officer, Principal Executive Officer, and Director

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on November 17, 2022: In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended December 31, 2021 and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF LIQTECH INTERNATIONAL, INC.

TO BE HELD ON NOVEMBER 17, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of LiqTech International, Inc., a Nevada corporation (the “Company”), will be held at 3:00 p.m., local time on Thursday, November 17, 2022, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark for the following purposes:

1.	To elect a slate of nominees consisting of current directors Mark Vernon, Alexander Buehler, Peyton Boswell, Richard Meeusen and Fei Chen to serve as directors of the Company;

2.	To ratify the appointment of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022;

3.	To approve the LiqTech International, Inc. 2022 Equity Incentive Plan; and

4.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Company’s Board of Directors recommends that you vote in favor of proposals 1, 2, and 3.

Stockholders of record as of the Record Date (September 26, 2022) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE ONLINE OR OVER THE TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY CARD.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Date: October 3, 2022	BY ORDER OF THE BOARD OF
DIRECTORS
/s/ Fei Chen
Fei Chen
Chief Executive Officer, Principal Executive Officer and Director

PROXY STATEMENT

LIQTECH INTERNATIONAL, INC.

Industriparken 22C

DK2750 Ballerup, Denmark

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of LiqTech International, Inc., a Nevada corporation (the “Company” or “LiqTech”), for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 3:00 p.m., local time on Thursday, November 17, 2022, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.

The approximate date on which this Proxy Statement and form of proxy are intended to be sent or given to the stockholders is October 3, 2022. These proxy materials are also available free of charge on the internet at www.proxyvote.com. Stockholders are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, stockholders do not need to attend the Meeting to vote. Instead, stockholders may simply complete, sign and return the proxy card in the enclosed postage paid envelope, or vote online or over the telephone according to the instructions in the proxy card.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), as of the close of business on September 26, 2022 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 43,896,871 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the issued and outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to a proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker non-vote

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Proposals 1 and 3 are considered non-routine matters, and a broker or other nominee holder cannot vote without instructions on non-routine matters. Consequently, we expect broker non-votes with respect to Proposals 1 and 3. Proposal 2 is considered a routine matter, and a broker or other nominee holder generally may vote on routine matters without instructions.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal 1. Proposal 2 requires the approval of a majority of votes cast at the meeting. Abstentions will have no effect on the outcome of Proposal 2, and broker non-votes are not expected to occur with respect to Proposal 2. Proposal 3 requires the approval of a majority of votes cast at the meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal 3.

If you are the beneficial owner, but not the registered holder of our shares of Common Stock, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank, by following the specific directions provided to you by your nominee holder.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting. At the Meeting, ballots will be distributed with respect to the proposals to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record as follows:

●

the votes on the election of directors being either “FOR”, “WITHHOLD ALL” or “FOR ALL EXCEPT” (where stockholders may withhold such vote by writing the names of such nominee(s) in a space provided on the ballot); and

●

the votes on the ratification of the appointment of Sadler, Gibb & Associates, L.L.C., and the votes on the LiqTech International, Inc. 2022 Equity Incentive Plan being either “FOR,” ”AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted, and where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposals.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer (the “CEO”) of the Company at the address of the corporate headquarters of the Company set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope, or vote online or over the telephone according to the instructions in the proxy card.

Interests of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is comprised of five (5) directors. Directors are elected annually at each annual meeting to serve until the next annual meeting or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

The Board has recommended for election current directors Mark Vernon, Alexander Buehler, Peyton Boswell, Richard Meeusen and Fei Chen (each, a “Nominee” and collectively, the “Nominees”). Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees. In the event that any Nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute Nominee as the Board may propose. Each of the Nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

The Nominees, their ages and current positions with the Company are as follows:

Name	Age	Title(s)
Mark Vernon	69	Chairman of the Board
Alexander Buehler	47	Director
Peyton Boswell	51	Director
Richard Meeusen	67	Director
Fei Chen	58	Director; Chief Executive Officer

A brief biography of each Nominee is set forth below:

Mark Vernon. Mr. Vernon has served as a Director of LiqTech International, Inc. since February 26, 2013 and as Chairman of the Board of Directors since July 2, 2018. Mr. Vernon most recently served as a Director of Neles Oyj, a Finland-based industrial process valve company. Mr. Vernon served nine years as a Director of Senior plc, a UK-based aerospace and industrial engineering business. Mr. Vernon has had a long career in the industrial engineering industry and has wide international business experience. Mr. Vernon previously served as Chief Executive Officer and Director of Spirax-Sarco Engineering plc (London Stock Exchange: SPX), an industrial engineering business for industrial steam systems and peristaltic pumps. He also served previously as Group Vice President of Flowserve’s Flow Control Business, Group Vice President of Durco International and President of Valtek International. Mr. Vernon earned a BSc degree (magna cum laude) from Weber State University.

Alexander Buehler. Mr. Buehler has served as a Director since August 11, 2017. He most recently served as the Company’s Interim CEO from March 17, 2022, to September 12, 2022, before which he served as President and CEO of the Brock Group, a leading industrial services provider to multiple industries. Prior thereto, Mr. Buehler served as the EVP of Global Resources for Intertek, the President and CEO of Energy Maintenance Services, and the CFO of Energy Recovery. Mr. Buehler also serves on the Board of Energy Recovery, and he has previously served on the Board of Viscount Systems. He received a B.S. in Civil Engineering from the United States Military Academy at West Point and an MBA in Finance from the Wharton School at the University of Pennsylvania.

Peyton Boswell. Mr. Boswell has served as a Director since August 11, 2017. Mr. Boswell is the Managing Director of Woodfield Renewables and previously served as the Chief Executive Officer of EnterSolar, LLC, a provider of commercial solar photovoltaic solutions that he co-founded in 2010. Prior to entering the solar industry, Mr. Boswell was a finance and investment banking professional for 15 years with J.P. Morgan and Bank of America. Mr. Boswell is a Chartered Financial Analyst (CFA) and has earned a BA from Cornell University and holds an MBA from Columbia Business School.

Richard Meeusen. Mr. Meeusen has served as a Director since August 26, 2020 and currently serves as the Chairman of each of the Audit Committee and Compensation Committee. Mr. Meeusen most recently served as President, Chief Executive Officer and Chairman of Badger Meter, Inc., a publicly traded international manufacturer and seller of flow measurement equipment, primarily to the water industry. Mr. Meeusen retired as Chief Executive Officer on December 31, 2018 after serving 17 years as the company’s Chief Executive Officer and, before that, 7 years as its Chief Financial Officer. Prior to Badger Meter, Mr. Meeusen was Chief Financial Officer of Zenith Sintered Products and, before that, worked for Arthur Andersen & Co as a Senior Manager. In addition to his board service at LiqTech, Mr. Meeusen previously served for 16 years as a director of Menasha Corporation, a $2 billion privately-held packaging and display equipment company and for 8 years on the board of Serigraph Corporation. Mr. Meeusen founded The Water Council in 2007, a 180-member company industry trade group where he still serves as a director. Mr. Meeusen earned an MBA degree from the Kellogg School of Management at Northwestern University.

Fei Chen. Ms. Chen has served as a Director and Chief Executive Officer since September 12, 2022. Ms. Chen most recently served as Senior Vice President, Global Commercials of Topsoe A/S (“Topsoe”), a world leader in catalysts and chemical processes for clean energy, with revenue of DKK 6.225 billion (approx. US$850 million) in 2021. Prior to serving as Senior Vice President of Topsoe, Ms. Chen served as its Vice President of Chemical Technology Business and Sales (2017-2020) and Vice President of Global Research and Development (2014-2017). Additionally, Ms. Chen has served as a Board Member of Liquid Wind AB (Sweden) since 2021 and a Board Member of Jiangsu JiTRI-Topsoe Clean Energy Research and Development Co. Ltd. (China) since 2018. From 2013 to 2018, Ms. Chen also served as a Board Member of Brunata International A/S (Denmark). Ms. Chen earned her Ph.D. in Polymer Materials from the Technical University of Denmark (DTU) and holds a Master of Biochemical Engineering degree and a Bachelor of Chemical Engineering from Zhejiang University in China. She also attended the IMD Business School where she received certificates in Business Financing and Advanced High-Performance Leadership. She also graduated from the Stanford Executive Program at the Stanford Graduate School of Business.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers are related by blood, marriage or adoption.

Vote Required

The election of directors requires the approval of a plurality of the votes cast at the Meeting. Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast and will have no effect on the outcome of Proposal 1.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH OF THE NOMINEES AS DIRECTOR

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Sadler, Gibb & Associates, L.L.C. (“Sadler”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022. Although ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board is submitting the appointment of Sadler to our stockholders for ratification because we value the views of our stockholders. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our current principal independent registered public accountant is Sadler. During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, neither the Company nor anyone on its behalf consulted Sadler regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, or (ii) any matter that was either the subject of a disagreement or a reportable event as described above. Since December 31, 2020, and through the date hereof, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for which disagreements, if not resolved to Sadler’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company does not expect a representative of Sadler to be present at the Meeting.

Audit Fees, Audit-Related Fees, Tax Fees & All Other Fees

Audit fees are the aggregate fees billed or expected to be billed by our independent auditors for the audit of our annual consolidated financial statements for the years ended December 31, 2021 and 2020 and for the review of our quarterly financial statements. During 2021 and 2020, audit fees were $164,000 and $152,500, respectively. Our auditors did not provide any tax compliance, planning services or audit-related services for the Company. Our auditors did not provide any other services than those described above.

Audit Committee Pre-approval

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent auditor and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval delegation and the fees for the services performed to date. The Audit Committee approved all of the services described above in advance during the fiscal year ended December 31, 2021.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Members of the Audit Committee:

Richard Meeusen (chair)

Mark Vernon

Peyton Boswell

We are asking our stockholders to ratify the selection of Sadler as our independent registered public accountants.

Proposal 2 shall be approved if the majority of votes cast in person or by proxy are in favor of such action. Since Proposal 2 is considered a routine matter, we do not expect broker non-votes. Abstentions will not be treated as votes cast and will have no impact on the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, L.L.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL THREE

APPROVAL OF THE LIQTECH INTERNATIONAL, INC. 2022 EQUITY INCENTIVE PLAN

Background

On September 8, 2022, the Board approved, subject to stockholder approval, the LiqTech International, Inc. 2022 Equity Incentive Plan (the “Plan”). If the Plan is approved by our stockholders, 8,000,000 shares of Common Stock will be available for issuance under the Plan. Any awards outstanding under the 2013 LiqTech International, Inc. Share Incentive Plan (the “2013 Plan”) on the date of stockholder approval of the Plan will remain subject to the terms of and will be issued or settled under the 2013 Plan.

The Board recommends that stockholders approve the Plan. The purpose of the Plan is to enhance the Company’s ability to attract and retain qualified officers, nonemployee directors, employees, consultants, and advisors, and to motivate those individuals to serve the Company and to improve the business results and earnings of the Company, by providing to such individuals an opportunity to acquire or increase a direct proprietary interest in the operations and future of the Company. The Plan also allows the Company to promote greater ownership in the Company by our service providers to align their interests more closely with the interests of the Company’s stockholders. Stockholder approval of the Plan will also enable the Company to grant incentive stock options (“ISOs”) under the Plan that are designed to qualify for special tax treatment under Internal Revenue Code (the “Code”) Section 422. All shares available for issuance under the Plan may be granted as ISOs.

The material features of the Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Annex A to this Proxy Statement.

Corporate Governance Aspects of Plan

The Plan has been designed to include a number of provisions that promote sound corporate governance practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our stockholders’ interests. These provisions include, but are not limited to, the following:

●	Clawback. Plan awards are subject to clawback under any applicable Company clawback policy and all applicable laws requiring the clawback of compensation.

●	Forfeiture upon Cause Termination. All Plan awards held by a participant may be forfeited upon the participant’s termination for “cause” (as defined in the Plan).

●

No Discounted Stock Options or Stock Appreciation Rights (“SARs”). Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●	No Repricing without Stockholder Approval. The Plan specifically prohibits the repricing of options or SARs without stockholder approval.

●	Limitation on Terms of Stock Options and SARs. The maximum term of each stock option and SAR is 10 years.

●	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

●	No Evergreen Provision. The Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

●	No Automatic Grants. The Plan does not provide for automatic grants to any participant.

●	No Tax Gross-Ups. The Plan does not provide for any tax gross-ups.

●	No Single-Trigger Acceleration. The Plan does not provide for automatic vesting upon a “change in control” (as defined in the Plan).

●	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs, or unearned performance awards under the Plan.

●

Multiple Award Types. The Plan permits the issuance of non-qualified stock options, ISOs, SARs, restricted stock units (“RSUs”), restricted shares, and other types of equity grants, subject to the share limits of the Plan, as further described under “Types of Awards” below. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

●	Independent Oversight. The Plan is administered by a committee of independent Board members.

Summary of Plan

The principal features of the Plan are summarized below. The following summary of the Plan does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Annex A.

Eligibility

Awards may be granted under the Plan to officers, employees, nonemployee directors, consultants, and advisors of the Company and its affiliates. ISOs may be granted only to employees of the Company or its subsidiaries. As of the Record Date, approximately 90 individuals would have been eligible to receive awards under the Plan (based on the flexible definition of eligible participant in the Plan), including 2 executive officers, approximately 84 employees or consultants and 4 nonemployee directors. However, the Company historically has granted awards under its equity compensation plans to a total of approximately 10 employees, consultants and directors, in the aggregate, in any given fiscal year.

Administration

The Plan may be administered by the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board has delegated to the Compensation Committee the authority to administer the Plan. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of Common Stock authorized for issuance under the Plan is 8,000,000 shares, representing 9.7% of the Common Stock on a fully diluted basis outstanding as of the Record Date. Stockholders will be approving this share limit as part of the approval of this Proposal 3. All shares available for issuance under the Plan may be granted as ISOs. Stockholders will be approving this ISO limit as part of the approval of this Proposal 3. The shares of Common Stock issuable under the Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is cancelled, terminates, expires, or lapses for any reason prior to the issuance of shares or if shares are issued under the Plan and thereafter are repurchased by, forfeited to, or surrendered to the Company at no more than cost, the shares subject to such awards and the repurchased, forfeited, or surrendered shares will not count against the aggregate number of shares of Common Stock available for grant under the Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of Common Stock, or (3) awards granted in assumption of or in substitution for awards previously granted by an acquired company. However, if shares issuable under an award are withheld by or surrendered to the Company in payment of the option price, purchase price, or taxes due in connection with the award, the withheld or surrendered shares will count against the aggregate number of shares of Common Stock available for grant under the Plan.

Adjustments

Changes in Common Stock. If (i) the number of outstanding shares of Common Stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in the shares effected without receipt of consideration by the Company occurring after the effective date of the Plan or (ii) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, then (A) the number and kinds of shares for which grants of Plan awards may be made, (B) the number and kinds of shares for which outstanding awards may be exercised or settled, and (C) the performance goals relating to outstanding awards will be equitably adjusted by the Company. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the purchase prices of outstanding options and SARs will be equitably adjusted.

Effect of a Change in Control. In the event of a change in control (as defined in the Plan), the Compensation Committee may, but shall not be obligated to: (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any award; (ii) cancel awards and cause to be paid to the holders of such awards the value thereof, if any, as determined by the Compensation Committee; (iii) provide for the issuance of substitute awards or the assumption or replacement of such awards; (iv) provide written notice to grantees that for a period of at least ten days prior to the change in control, such awards shall be exercisable, to the extent applicable, and upon the occurrence of the change in control, any awards not so exercised shall terminate and be of no further force and effect; or (v) otherwise treat such awards in the manner set forth in the agreement pursuant to which the change in control is consummated.

Types of Awards

The Plan permits the granting of any or all of the following types of awards:

Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either ISOs, which must comply with Code Section 422, or non-qualified stock options. The Compensation Committee sets exercise prices of stock options, except that options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). At the time of grant, the Compensation Committee also determines the other terms and conditions of stock options, including the quantity, vesting periods, term (which cannot exceed 10 years), and other conditions on exercise.

Stock Appreciation Rights. The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option, and the grant price of a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

Restricted Shares, RSUs, and Other Stock-Based Awards. The Compensation Committee may grant restricted shares, which are shares of our common stock subject to specified restrictions, and RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the Plan and any other terms and conditions determined by the Compensation Committee.

Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of our common stock or in cash and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee.

Clawback

All awards granted under the Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Section 162(m)

Under Code Section 162(m), we may be prohibited from deducting compensation paid to certain of our executive officers in excess of $1 million per person in any year.

Transferability

Awards under the Plan are not transferable other than by will or the laws of descent and distribution, except that in certain instances where approved by the Compensation Committee, transfers may be made to or for the benefit of designated family members of the participant for no value.

Term, Termination, and Amendment of the Plan

Unless earlier terminated by the Board, the Plan will terminate on, and no further awards may be granted after, the tenth anniversary of the effective date of the Plan. The Board may amend, suspend, or terminate the Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

If the Plan is approved by our stockholders, there will be 8,000,000 shares available under the Plan for awards to officers, employees, nonemployee directors, consultants, and advisors. The benefits to be received by grantees in the normal course under the Plan cannot be determined at this time because grants under the Plan are made at the discretion of the Compensation Committee.

Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans as of December 31, 2021. All outstanding awards relate to our common stock.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	—	—
Equity compensation plans not approved by security holders	—	—	1,987,113	(1)
Total	—	—	1,987,113	(1)

(1) On August 21, 2013, the Company’s Board of Directors adopted the 2013 Plan. The 2013 Plan authorized awards that equal 10% of the total outstanding shares of Common Stock on an as-converted basis as of August 21, 2013, (612,788 shares of Common Stock), plus an increase of that number of shares of Common Stock to be added on each of the third, sixth and ninth anniversary of the 2013 Plan’s effectiveness. Accordingly, on August 21, 2022, 4,388,853 shares of Common Stock became authorized under the 2013 Plan.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.

Non-qualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have a short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (1) one year from the date the participant exercised the option or (2) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as a short-term or long-term capital gain, as the case may be.

With respect to both non-qualified stock options and ISOs, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Shares, RSUs, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted shares, RSUs, or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted shares only, a participant may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we may be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code (specifically, Code Section 162(m)).

Code Section 409A. We intend that awards granted under the Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the Plan requires a number of “FOR” votes that is a majority of the shares of common stock represented at the meeting, in person or by proxy, and entitled to vote on this Proposal 3. Proposal 3 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast and will have no effect on the outcome of Proposal 3.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR” APPROVAL OF

THE LIQTECH INTERNATIONAL, INC. 2022 EQUITY INCENTIVE PLAN

CORPORATE GOVERNANCE

Committees of our Board of Directors

Committee Composition

The Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The following table sets forth the current membership of each of these committees:

Audit Committee	Compensation Committee	Governance and Nominating Committee
Richard Meeusen*	Richard Meeusen *	Mark Vernon *
Mark Vernon	Peyton Boswell	Richard Meeusen
Peyton Boswell	Mark Vernon	Peyton Boswell

* Chairman of the committee

Audit Committee

The Audit Committee consists of Richard Meeusen (Chairman), Mark Vernon, and Peyton Boswell, each of whom is an independent director as defined under the rules of The Nasdaq Capital Market and the rules of the U.S. Securities and Exchange Commission (the “SEC”). Based upon past employment experience in finance and other business experience requiring accounting knowledge and financial sophistication, our Board has determined that Mr. Meeusen is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements. We have implemented a written charter, available at www.liqtech.com, for our Audit Committee, which provides that our Audit Committee is responsible for:

●         appointing, compensating, retaining, overseeing and terminating our independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

●         discussing with management and the independent auditors our annual audited financial statements, our internal control over financial reporting, and related matters;

●         reviewing and approving any related party transactions;

●         meeting separately, periodically, with management, the internal auditors and the independent auditors;

●         annually reviewing and reassessing the adequacy of our Audit Committee charter;

●         such other matters that are specifically delegated to our Audit Committee by our Board of Directors from time to time; and

●         reporting regularly to the Board of Directors.

During the fiscal year ended December 31, 2021, the Audit Committee met four times.

Compensation Committee

Our Compensation Committee consists of Richard Meeusen (Chair), Mark Vernon and Peyton Boswell, each of whom is an independent director as defined under the NASDAQ rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Code. We have implemented a written charter for our Compensation Committee, available at www.liqtech.com, which provides that our Compensation Committee is responsible for:

●         reviewing and making recommendations to the Board regarding our compensation policies and forms of compensation provided to our directors and officers;

●         reviewing and making recommendations to the Board regarding bonuses for our executive officers;

●         reviewing and making recommendations to the Board regarding stock-based compensation for our directors and officers;

●         annually reviewing and reassessing the adequacy of the Compensation Committee Charter;

●         administering any stock option plans in accordance with the terms thereof; and

●         such other matters that are specifically delegated to the Compensation Committee by the Board from time to time.

The Compensation Committee has the principal responsibility for the compensation plans of the Company, particularly as applied to the compensation of executive officers and directors. The Compensation Committee Charter sets forth the authority and responsibilities of the Compensation Committee for the performance evaluation and compensation of the Company’s CEO, executive officers and directors, and significant compensation arrangements, plans, policies and programs of the Company. The Compensation Committee has authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities, including the authority to approve an external advisor’s fees and other retention terms on behalf of the Company. Pursuant to the Compensation Committee Charter, the Company shall provide appropriate funding to the Compensation Committee, as determined by the Compensation Committee in its capacity as a Committee of the Board, for payment of compensation to any outside advisors engaged by the Compensation Committee.

The Compensation Committee annually reviews and approves the corporate goals and objectives relevant to CEO compensation and evaluates the CEO’s performance in light of such goals and objectives. Based on this evaluation the Compensation Committee makes and annually reviews decisions regarding: (i) salary paid to the CEO; (ii) the grant of all cash-based bonuses and equity compensation to the CEO; (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO; (iv) any CEO severance or change in control arrangement; and (v) any other CEO compensation matters as from time to time may be directed by the Board. In determining the long-term incentive component(s) of the CEO’s compensation, the Compensation Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at companies that the Compensation Committee determines comparable based on factors it selects and the incentive awards given to the Company’s CEO in prior years.

The Compensation Committee also meets with the CEO within 90 days after the commencement of each fiscal year to discuss the compensation programs to be in effect for the Company’s executive officers for such fiscal year and to review and approve the corporate goals and objectives relevant to those programs. In light of these goals and objectives, the Compensation Committee makes and annually reviews decisions regarding: (i) salary paid to the executive officers; (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers; (iii) performance targets for executive officers; (iv) the entering into or amendment or extension of any employment contract or similar arrangement with the executive officers; (v) executive officers’ severance or change in control arrangements; and (vi) any other executive officer compensation matters as from time to time may be directed by the Board. In determining the long-term incentive component(s) of the executive officer’s compensation, the Compensation Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to executive officers at companies that the Compensation Committee determines comparable based on factors it selects and the incentive awards given to the Company’s executive officers in prior years.

During the fiscal year ended December 31, 2021, the Compensation Committee met three times.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Mark Vernon (Chair), Peyton Boswell and Richard Meeusen, each of whom is an independent director as defined under the NASDAQ rules. We have implemented corporate governance guidelines as well as a written charter for our Governance and Nominating Committee, available at www.liqtech.com, which provides that our Governance and Nominating Committee is responsible for:

●         overseeing the process by which individuals may be nominated to our Board of Directors;

●         identifying potential directors and making recommendations as to the size, functions and composition of our Board of Directors and its committees;

●         considering nominees proposed by our stockholders;

●         establishing and periodically assessing the criteria for the selection of potential directors;

●         making recommendations to the Board of Directors on new candidates for Board membership; and

●         overseeing corporate governance matters.

In making nominations, the Governance and Nominating Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Governance and Nominating Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences and industry knowledge.

One of the primary responsibilities of the Governance and Nominating Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant technical, commercial and securities expertise, meet the highest standards of personal integrity, judgment and critical thinking, and an ability to work in an open environment with other directors to further the interests of the Company and its stockholders. In recommending appointments to the Board, the Governance and Nominating Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors. Board appointments are, in the final analysis, made on merit.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, recommendations from current directors, and from the Company’s corporate advisors. The Company also utilizes professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Governance and Nominating Committee to determine if the director nominees have the requisite technical and commercial expertise to maintain a proper balance of skills required by the Board. There are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Governance and Nominating Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

During the fiscal year ended December 31, 2021, the Governance and Nominating Committee met one time.

Director Independence

The Board has determined that on the date of the Meeting, Messrs. Vernon, Buehler, Boswell, and Meeusen are independent as that term is defined in the listing standards of The Nasdaq Capital Market. Pursuant to the Nasdaq Rules, Mr. Buehler was not independent while serving as the Interim Chief Executive Officer, but such service on an interim basis did not disqualify him from being considered independent following such service, as the interim service did not last longer than one year. In addition, the compensation Mr. Buehler received for his CEO transition services after the termination of his service as Interim Chief Executive Officer was less than $120,000. In making its determinations, our Board has concluded that none of our independent directors has an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We expect that our independent directors will meet in executive session (without the participation of executive officers or other non-independent directors) at least two times each year, and Mark Vernon presides over such meetings of independent directors.

Compensation Committee Interlocks and Insider Participation

None of our directors who currently serves as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the Board or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

Board Leadership Structure and Risk Oversight

The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Each year, the Governance and Nominating Committee assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served. Currently, the independent non-executive Chairman position is held by Mark Vernon and the Chief Executive Officer is Fei Chen.

The Committees of the Board, each comprised entirely of independent directors, play an active role in risk management and oversight for the Company. The Audit Committee assists the Board with respect to risk assessment and risk management related to financial reporting and other matters that could affect the Company’s financial statements. The Governance and Nominating Committee is charged with assisting the Board in corporate governance matters, conflicts of interest, the Company’s Code of Conduct and Ethics and other risk mitigation activities. The Compensation Committee is charged with assisting the Board in reviewing the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk.

Director Qualifications

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of the Company. Based on the attributes and skills of each director, the Company’s leadership structure is appropriate. The Board plays an active role in the risk oversight of the Company.

Mr. Vernon’s extensive global experience in the industrial engineering industry provides the Board with valuable insight in the markets the Company serves, as well as proven management and public company Board expertise.

Mr. Buehler’s experience in general management and strategic planning as well as new product development, corporate development, mergers & acquisitions, operations management, manufacturing process optimization, sales management, and back-office administration provides the Board with valuable perspective across all corporate functions and relevant industries. Mr. Buehler has substantial experience in the global water, oil & gas, and manufacturing industries. Mr. Buehler has been determined by our Board to be an Audit Committee Financial Expert.

Mr. Boswell’s experience in establishing and growing a successful renewable energy clean tech business and prior experience in investment banking provides the Board with a unique perspective on corporate finance and strategic growth matters. Further, the Board has determined that he qualifies as an Audit Committee Financial Expert.

Mr. Meeusen’s prior experience in finance, operations, marketing and sales along with his leadership experience as a director of a publicly traded company and his long executive management responsibility in the water industry and in developing technology growth business distinguishes him as an integral part of the Company’s Board.

Ms. Chen’s substantial leadership experience with an emphasis on expansion and commercial scaling, and her particular industry knowledge of water treatment, chemical, and clean energy operations, make her a valuable member of the Board.

Board Meetings

The Board held sixteen meetings during the fiscal year ended December 31, 2021. Each incumbent director attended greater than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the Board on which each director served (during the period for which each director has been a director).

The Board encourages all of its members to attend its Board meetings.

Board Diversity Matrix

Total Number of Directors:			5
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors’ Gender:	1	4	-	-
Number of Directors who identify in any of the categories below:

African American or Black	-	-	-	-
Alaskan Native	-	-	-	-
Asian	1	-	-	-
Hispanic	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	3	-	-
Two or More Races or Ethnicities	-	1	-	-
LGBTQ+	-		-	-
Did Not Disclose Demographic Background

Code of Ethics

Effective January 1, 2012, the Board adopted a Code of Conduct and Ethics with the purpose of assuring that all employees and officers of the Company and its subsidiaries understand and adhere to high ethical standards of conduct. The Code of Conducts and Ethics emphasizes employees’ obligations of civil responsibility, loyalty to the Company, compliance with applicable laws, non-disclosure of trade secrets, and abstinence from improper political payments and activity. A copy of the Code of Conduct and Ethics is available on the Company website at https://liqtech.com/media/afijs2es/code_of_conduct_and_ethics.pdf.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires a company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all filing requirements applicable to our directors, executive officers, and persons who own more than 10% of our common stock were complied with during 2021, except for the following filings:

●	Mr. Buehler filed a late Form 4 on January 14, 2021
●	Mr, Vernon filed a late Form 4 on January 19, 2021
●	Mr. Boswell filed a late Form 4 on January 22, 2021
●	Mr. Boswell filed a late Form 4 on April 27, 2021
●	Mr. Mathiesen filed a late Form 4 on October 8, 2021
●	Mr. Stadil filed a late Form 3 on December 14, 2021.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this Proxy Statement is set forth below. Each officer of the Company shall be elected by the Board, may be classified by the Board as an executive officer or a non-executive officer (or as a non-officer) at any time, and shall serve at the pleasure of the Board. None of our executive officers or directors are related by blood, marriage or adoption.

Name	Age	Titles
Fei Chen	58	Director, Chief Executive Officer (Principal Executive Officer)
Simon Stadil	39	Chief Financial Officer (Principal Financial and Accounting Officer)

A brief biography of the executive officer who is not also a Nominee is set forth below:

Simon Stadil. Mr. Stadil, age 39, served as Director of Treasury & Investor Relations (2013-2016), Regional CFO Americas and Africa (2017-2019), and Vice President of Global Finance (2019-2021) of Welltec, an international provider of robotic well solutions for the oil and gas industry with approximately $250 million in annual revenue. Additionally, Mr. Stadil served as Assistant Funding Manager within the Danish renewable & utility company Ørsted from 2008 to 2009, as well as Assistant Vice President within the Nordic Investment Banking Division at Barclays Capital in London from 2010 to 2012. Mr. Stadil holds a Bsc. in Business Administration and a Msc. in Economics and Finance (Cand.Merc.Fir) from Copenhagen Business School in Denmark. Mr. Stadil’s substantial experience within corporate finance, risk management, and capital markets, his in-depth management experience from a variety of advisory positions, and his experience with vertically integrated technology-driven companies within the global oil & energy sector made him an attractive candidate for the position of Chief Financial Officer of the Company.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of our officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the officers is a party adverse to the Company or any of its subsidiaries in any material proceeding or has a material interest adverse to the Company or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2021 and 2020 earned by or paid to our Chief Executive Officer and our two most highly compensated executive officers, other than our Chief Executive Officer, whose total compensation exceeded $100,000 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Other ($) (4)	Total
Sune Mathiesen, Chief Executive Officer (2)
	2021	$365,787	$100,000	$397,587				$36,655	$900,029
	2020	$358,875	$100,000	$350,000				$35,888	$844,763

Claus Toftegaard, Chief Financial Officer (3)
	2021	$253,995						$25,453	$279,448
	2020	$249,162		$150,000				$24,916	$424,078

Simon Stadil, Chief Financial Officer (5)
	2021	$259,099						$25,909	$285,008

(1)

Total salaries for Messrs. Mathiesen and Toftegaard for 2020 are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 6.5343, as of December 31, 2020. Total salaries for Messrs. Mathiesen, Toftegaard and Stadil for 2021 are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 6.5612, as of December 31, 2021. We do not make any representation that the Danish Krone amounts could have been, or could be, converted into U.S. dollars at such rate on December 31, 2020 or December 31, 2021, or at any other rate.

(2)

Mr. Mathiesen became our Chief Executive Officer in August 2014. Pursuant to his employment agreement, Mr. Mathiesen was entitled to an annual base salary of approximately $365,787 based on the currency exchange rate of $1.00 = DKK 6.5612, as of December 31, 2021. Mr. Mathiesen began a leave of absence on March 17, 2022 and on May 12, 2022 stepped down from the role of Chief Executive Officer.

(3)

Mr. Toftegaard became our Chief Financial Officer in August 2018. Pursuant to his employment agreement, Mr. Toftegaard was entitled to an annual base salary of approximately $253,995 based on the currency exchange rate of $1.00 = DKK 6.5612, as of December 31, 2021. Mr. Toftegaard transitioned from CFO to Project Director, effective November 23, 2021.

(4)

Pursuant to Mr. Mathiesen’s employment agreement, Mr. Mathiesen’s received $36,655 and $35,888 of contributions from the Company to his individual retirement account in 2021 and 2020. Pursuant to Mr. Toftegaard’s employment agreement, Mr. Toftegaard received $25,453 and $24,916 of contributions from the Company to his retirement account in 2021 and 2020.

(5)

Mr. Stadil became our Chief Financial Officer in November 2021. Pursuant to his employment agreement, Mr. Stadil is entitled to an annual base salary of approximately $259,099 based on the currency exchange rate of $1.00 = DKK 6.5612, as of December 31, 2021.

Employment Arrangements

During the year ended December 31, 2021, we had employment agreements with Messrs. Mathiesen, Toftegaard, and Stadil. A description of each agreement is set forth below.

Mathiesen Agreement

Effective July 30, 2014 the Company’s Board of Directors appointed Mr. Sune Mathiesen to serve as Chief Executive Officer of the Company and as a Director of the Company pursuant to a Director Contract, dated July 15, 2014 (updated on October 15, 2018), by and between Mr. Mathiesen and LiqTech Holding (the “Director Agreement”). The Director Agreement provided, as of December 31, 2021, for an annual base salary set at DKK 2,400,000 (or approximately $365,787 based on the currency exchange rate of $1 = DKK 6.5612 as of December 31, 2021) and an annual cash bonus of 100% - 150% of the Director’s annual salary if certain performance targets were met, as determined annually by the Company’s Compensation Committee. Mr. Mathiesen was entitled to five weeks of vacation, home internet service, a company car or equivalent taxable allowance, a LiqTech Holding mobile phone, a LiqTech Holding laptop and reimbursement of LiqTech Holding-related travel expenses. LiqTech Holding could terminate the Mathiesen Agreement upon not less than twelve months prior notice, and Mr. Mathiesen could terminate the Mathiesen Agreement with twelve months prior notice. Mr. Mathiesen began a leave of absence on March 17, 2022 and on May 12, 2022 stepped down from the role of Chief Executive Officer.

Toftegaard Agreement

On August 15, 2018, Mr. Claus Toftegaard was appointed Chief Financial Officer of the Company. Pursuant to the terms of a CFO Contract, in consideration for his services, Mr. Toftegaard received an annual base salary of DKK 1,666,512 (or approximately $253,995 based on the currency exchange rate of $1 = DKK 6.5612 as of December 31, 2021). Mr. Toftegaard was entitled to six weeks of vacation, home internet service, a company car, a LiqTech Holding mobile phone, a LiqTech Holding laptop and reimbursement of LiqTech Holding-related travel expenses. LiqTech Holding could terminate the Toftegaard Agreement upon not less than five months prior notice, and Mr. Toftegaard could terminate with five months prior notice.

Stadil Agreement

On November 23, 2021, Mr. Simon Stadil was appointed to serve as Chief Financial officer of the Company. Pursuant to the terms of his executive services contract, in consideration for his services, Mr. Stadil will receive a base salary of DKK 1,700,000 (or approximately $260,000 based on the currency exchange rate of $1 = DKK 6.5612 as of December 31, 2021) and be eligible for a discretionary annual performance bonus of up to approximately $128,000. Also in connection with his appointment, Mr. Stadil will receive restricted stock unit awards with an aggregate grant date fair value of approximately $128,000. Mr. Stadil is entitled to six weeks of vacation, home internet service, a company car, a mobile phone, laptop and reimbursement of travel expenses. LiqTech may terminate the Stadil Agreement upon not less than five months prior notice, and Mr. Stadil may terminate the Stadil Agreement with three months prior notice.

Outstanding Equity Awards at Last Fiscal Year End

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Exercisable (#)	Number of Securities Underlying Unexercised Unexercisable (#)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Sune Mathiesen, CEO	-	-	-	$-	-	95,912	$548,619	-	-
Claus Toftegaard, CFO	-	-	-	$-	-	18,416	$105,340	-	-
Simon Stadil, CFO	-	-	-	$-	-	-	-	-	-

Compensation of Directors

For 2021, the Chairman of the Board was entitled to an annual fee of $60,000; each non-executive director was entitled to $30,000 for services on the Board of Directors; the Audit Committee Chairman was paid an additional annual fee of $10,000 per year, the Compensation Committee Chairman was paid an additional annual fee of $6,000 (however, when Mr. Vernon has served as the Chairman of the Compensation Committee after being appointed Chairman of the Board, he was not paid this additional fee). The Chairman of the Board also receives an automatic annual stock grant in the amount of $70,000 on January 2 of each year. Each qualifying non-executive director would receive an automatic annual stock grant on January 2 of each year in the amount of $35,000 commencing the first year after full vesting of their initial 25,000 share stock grant that vests over a three-year period. The Company has not entered any agreements with the Directors of any special compensation in relation to retirement, resignation, change of control or other kinds of events that might lead to the Director leaving the Board of LiqTech International, Inc.

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2021.

Name	Fees earned or paid in cash (1)($)	Stock Awards (2)($)	Option awards (2)	Non-equity incentive plan compensation	Non- qualified deferred compensation earnings	All other compensation	Total
Mark Vernon	60,000	70,000	-	-	-	-	130,000
Alexander Buehler	40,000	35,000	-	-	-	-	75,000
Peyton Boswell	30,000	35,000	-	-	-	-	65,000
Richard Meeusen	30,000	0	-	-	-	-	30,000

(1)

Our independent directors are entitled to cash compensation of $30,000 per year, the chairman of our Board is entitled to additional $30,000 per year, the chairman of our Audit Committee is entitled to additional $10,000 per year and the chairman of our Compensation Committee is entitled to additional $6,000 per year.

(2)

These amounts represent the aggregate grant date fair value for stock awards granted in 2021, computed in accordance with FASB ASC Topic 718. As such, these amounts do not correspond to the compensation actually realized by each director for the period.

The Company issued in January 2021 11,218 shares of restricted stock valued at $70,000 for services provided and to be provided by Mr. Vernon. Mr. Vernon shall provide general work as member of the Board of Directors and other services, which are mutually agreeable by both parties on an ad hoc basis.

The Company issued in September 2021 8,333 shares of restricted stock valued at $57,500 for services provided and to be provided by Mr. Meeusen. Mr. Meeusen shall provide general work as member of the Board of Directors and other services, which are mutually agreeable by both parties on an ad hoc basis

Our Bylaws, which were adopted effective January 1, 2012, state that the Board may pay to directors a fixed sum for attendance at each meeting of the Board or of a standing or special committee, a stated retainer for services as a director, a stated fee for serving as a chair of a standing or special committee and such other compensation, including benefits, as the Board or any standing committee thereof shall determine from time to time. Additionally, the Directors may be paid their expenses of attendance at each meeting of the Board or of a standing or special committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The following discussion relates to types of transactions involving our Company and any of our executive officers, directors, director nominees or five percent (5%) stockholders, each of whom we refer to as a “related party.” For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship:

•      in which we participate;

•      that involves an amount in excess of the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•      in which a related party has a direct or indirect material interest.

From January 1, 2022 through the date of this Proxy Statement, there have been no related-party transactions, except for the executive officer and director compensation arrangements described in the section “Executive Compensation”.

Policies and Procedures for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our Audit Committee any such related-party transaction. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 26, 2022, certain information regarding the beneficial ownership of our Common Stock, the only class of capital stock we have currently outstanding, of (i) each director and “named executive officers”  (as defined in the section titled “Executive Compensation — Summary Compensation Table”) individually, (ii) our Chief Financial officer, (iii) all directors and executive officers as a group, and (iv) each person known to us who is known to be the beneficial owner of more than 5% of our Common Stock. In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to securities. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (3)
Directors and NEOs
Sune Mathiesen (4)	406,743	*
Claus Toftegaard	18,416	*
Mark Vernon	721,093	1.6%
Alexander Buehler	2,035,900	4.6%
Peyton Boswell	563,400	1.3%
Richard Meeusen	220,125	*
Fei Chen(5)	—	*
Simon Stadil	80,000	*
All executive officers and directors as a group (7 persons)	4,027,261	9.2%

5% Shareholders:
Laurence W. Lytton(6)	4,385,297	9.99%
Bleichroeder LP(7)	4,385,297	9.99%
Norman H. Pessin(8)	4,385,297	9.99%

* Less than one percent.

(1)	Unless otherwise indicated, the address for each person listed above is: c/o LiqTech Holding A/S, Industriparken 22C, DK-2750 Ballerup, Denmark.

(2)

Under the rules and regulations of the SEC, beneficial ownership includes (i) shares actually owned, (ii) shares underlying preferred stock, options and warrants that are currently exercisable and (iii) shares underlying options and warrants that are exercisable within 60 days of September 26, 2022. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 43,868,871 shares issued and outstanding as of September 26, 2022.

(4)

These shares are partly owned by Masu A/S, a Danish entity. Mr. Mathiesen controls the voting and disposition of the shares owned by Masu A/S. On May 12, 2022 stepped down from the role of Chief Executive Officer.

(5)	Fei Chen became the Company's Chief Executive Officer on September 12, 2022.

(6)

Laurence Lytton is deemed to be the beneficial owner of 4,385,297 shares, or 9.99%, of the Common Stock outstanding as of September 26, 2022. The 4,385,297 shares include 2,929,957 shares of Common Stock reported on a Form 4 filed on May 13, 2022 by Mr. Lytton to be beneficially owned by him, and 1,455,340 shares of Common Stock issuable upon exercise of warrants. In accordance with the Warrant Agreement, exercise of the warrants is subject to a Beneficial Ownership Limitation (as defined in the agreement) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. If there was no 9.99% limit on the exercise of warrants, Mr. Lytton would be deemed to be the beneficial owner of 12,569,657 shares of Common Stock. Mr. Lytton is also deemed to beneficially own 717,891 shares of Common Stock and 615,000 pre-funded warrants because he has investment discretion over the securities accounts of certain of his family members and their trusts, investment entities and foundations in which these securities are held. My. Lytton disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Mr. Lytton’s address is 467 Central Park West, New York, NY 10025.

(7)

Bleichroeder LP (“Bleichroeder”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 4,385,297 shares, or 9.99%, of the Common Stock outstanding as of September 26, 2022. The 4,385,297 shares include 2,510,948 shares of Common Stock reported on a Schedule 13G/A filed on May 18, 0222 to be beneficially owned by Bleichroeder, and 1,874,349 shares of Common Stock issuable upon exercise of warrants. In accordance with the Warrant Agreement, exercise of the warrants is subject to a Beneficial Ownership Limitation (as defined in the agreement) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. If there was no 9.99% limit on the exercise of warrants, Bleichroeder would be deemed to be the beneficial owner of 26,560,948 shares of Common Stock. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. Bleichroeder’s address is 1345 Avenue of the Americas, 47th Floor, New York, NY 10015.

(8)

Per a Schedule 13D/A filed on May 16, 2022, Norman Pessin owns 2,494,269 shares of our Common Stock along with 2,000,000 pre-funded warrants. In accordance with the Warrant Agreement, the exercise of the warrants is subject to a Beneficial Ownership Limitation (as defined in the agreement) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. Mr. Pessin’s wife, Sandra Pessin, is also the owner of 1,086,050 shares of Common Stock. The Pessins’ address is 400 E51St, PH 31, New York, NY 10022.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of us.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at Industriparken 22C, DK2750 Ballerup, Denmark or by telephone at +45 4498-6000.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices no later than a reasonable period of time before we begin to print and send our proxy materials for our 2022 Annual Meeting. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (y) by or at the direction of the Board or (z) by any stockholder of the Company who is a stockholder of record at the time of giving of the notice provided for in Section 1.11(b) of the Bylaws, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in Section 1.11(b) of the Bylaws.

For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall have been delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is called for a date that is not within 30 days before or after such anniversary date, then to be timely such notice must be received by the Company no later than the 10th day following the day on which public announcement of the date of the meeting was made. With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (y) 60 days prior to such meeting or (z) 10 days following the date on which public announcement of the date of such meeting is first made by the Company. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

(i) the information required to be disclosed in solicitations of proxies with respect to the matter pursuant to Regulation 14A of the Exchange Act;

(ii) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(iii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any Stockholder Associated Person covered by clauses (iv) and (v) below;

(iv) (A) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (B) any Derivative Positions held or beneficially held by the stockholder or any Stockholder Associated Person, (C) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (D) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (E) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (F) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities; and

(v) any material interest of the stockholder or any Stockholder Associated Person in such business, including all arrangements, agreements and understandings with the stockholder or Stockholder Associated Person in connection with the proposed business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a stockholder meeting except as shall have been brought before the meeting in accordance with the procedures set forth in Section 1.11(b) of the Bylaws. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of Section 1.11(b) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(b) of the Bylaws.

With respect to the nomination of directors, only persons who are nominated in accordance with the procedures set forth in Section 1.11 of the Company’s Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of the Company may be made at a meeting of stockholders (1) pursuant to the Company’s notice of meeting, (2) by or at the direction of the Board or (3) by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in Section 1.11(a) of the Bylaws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 1.11(a) of the Bylaws. The foregoing clause shall be the exclusive means for a stockholder to make any nomination of a person or persons for the election to the Board at an annual meeting or special meeting of the stockholders.

Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.

With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (i) 60 days prior to such meeting or (ii) 10 days following the date on which public announcement of the date of such meeting is first made by the Company. For purposes of Section 1.11(b) of the Bylaws, public disclosure of the date of a forthcoming meeting may be made by the Company not only by giving formal notice of the meeting, but also by notice to a national securities exchange (if the Company’s Common Stock is then listed on such exchange), by filing a report under Section 13 or 15(d) of the Exchange Act (if the Company is then subject thereto), by mailing to stockholders, or by a general press release. Such stockholder’s notice shall set forth:

(i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii) as to the stockholder giving the notice:

(A) the name and address, as they appear on the Company’s books, of such stockholder and any Stockholder Associated Person (defined below) covered by clause (B) below,

(B) (1) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (2) any Derivative Positions (defined below) held or beneficially held by the stockholder or any Stockholder Associated Person, (3) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (4) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (5) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (6) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities, and

(C) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Affiliated Person has the right to vote any security of the Company.

At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Section 1.11(a) of the Bylaws.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of Section 1.11(a) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(a) of the Bylaws. Notwithstanding anything to the contrary therein, no provision of the Bylaws shall be deemed to prohibit or restrict the ability of the Board to fill vacancies in the membership of the Board of the Company pursuant to NRS §78.335 or pursuant to any other statutory or contractual right of the Board of the Company to fill any such vacancy.

“Stockholder Associated Person” of any stockholder means (x) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (z) any person controlling, controlled by or under common control with such Stockholder Associated Person.

“Derivative Position” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board, or to the independent directors of the Board, may send a letter to Mark Vernon, Chairman of the Board, at Industriparken 22C, DK2750 Ballerup, Denmark. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Vernon and submitted to the entire Board, or to an executive session of the independent directors, as applicable, no later than the next regularly scheduled Board meeting.

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of the Nominees and the ratification of Sadler. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to LiqTech International, Inc. at Industriparken 22C, DK2750 Ballerup, Denmark, or on the SEC’s internet website at http://www.sec.gov.

Annex A

LIQTECH INTERNATIONAL, INC.

2022 EQUITY INCENTIVE PLAN

LiqTech International, Inc. sets forth herein the terms and conditions of its 2022 Equity Incentive Plan.

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants, and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options (nonstatutory and incentive), stock appreciation rights, restricted shares, restricted stock units, and other stock-based awards. Any of these awards may—but need not—be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control with,” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Award” means a grant, under the Plan, of (i) an Option, (ii) a Stock Appreciation Right, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) an Other Stock-based Award, or (vi) a Substitute Award.

“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

“Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns,” “Beneficially Owned” and “Beneficial Ownership” have corresponding meanings.

“Board” means the Board of Directors of the Company.

“Business Combination” means the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company.

1

“Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company and unless otherwise provided in the applicable Award Agreement: (i) the Grantee’s willful failure to perform his or her duties and responsibilities; (ii) the Grantee’s commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude, or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (iii) the Grantee’s commission of any act of fraud, embezzlement, dishonesty or willful misconduct; (iv) unauthorized use or disclosure by the Grantee of any proprietary information of the Company or any Affiliate; or (v) Grantee’s willful breach of any of his or her obligations under any agreement with the Company or any Affiliate.

With respect to any Non-Employee Director, unless the applicable Award Agreement states otherwise, “Cause” means a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (i) malfeasance in office, (ii) gross misconduct or neglect, (iii) false or fraudulent misrepresentation inducing the director’s appointment, (iv) willful conversion of corporate funds, or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of Cause.

“Change in Control” means, except as otherwise provided in a Grantee’s Award Agreement, the occurrence of any of the following events:

(i)

the acquisition, other than from the Company, by any Person, other than the Company or any Subsidiary, Affiliate or employee benefit plan of the Company, of Beneficial Ownership of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)

a Business Combination, other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

Solely to the extent required by Section 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

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“Committee” means any committee or other person or persons designated by the Board to administer the Plan. The Board shall cause the Committee (to the extent one is established) to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

“Company” means LiqTech International, Inc., a Nevada corporation.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Consultant” means any person, except an employee or Non-Employee Director, engaged by the Company or any Affiliate to render personal services to such entity, including as an advisor, and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is subject to the reporting requirements of the Exchange Act).

“Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company and unless otherwise provided in the applicable Award Agreement, “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means [  ], 2022

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” of a Share as of a particular date means (1) if the Shares are listed on a national securities exchange, the closing price of a Share as quoted on such exchange or other comparable reporting system for the first regular trading day immediately preceding the applicable date, or (2) if the Shares are not then listed on a national securities exchange, the closing price of a Share quoted by an established quotation service for over-the-counter securities for the first trading day immediately preceding the applicable date, or (3) if the Shares are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Shares is not otherwise determinable, such value as determined by the Board. Notwithstanding the foregoing, if the Board determines that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement, or payout of any Award, it may specify such alternative definition in the applicable Award Agreement.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“GAAP” means U.S. Generally Accepted Accounting Principles.

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“Grant Date” means the latest to occur of (1) the date as of which the Board approves an Award, (2) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (3) such other date as may be specified by the Board in the Award Agreement.

“Grantee” means a person who receives or holds an Award.

“Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

“Issued Share” means an outstanding Share issued under an Award (including a Restricted Share).

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate and who is a non-employee director within the meaning of Rule 16b-3.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares under the Plan.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Stock-based Award” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares, and RSUs.

“Performance Award” means an Award made subject to the attainment of performance goals over a performance period established by the Board.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this LiqTech International, Inc. 2022 Equity Incentive Plan.

“Prior Plan” means the 2013 LiqTech International, Inc. Share Incentive Plan.

“Purchase Price” means the purchase price for each Share under a grant of Restricted Shares.

“Restricted Period” shall have the meaning set forth in Section 10.1.

“Restricted Shares” means restricted Shares awarded to a Grantee under Section 10.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted under Section 9.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

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“Separation from Service” means the termination of the applicable Grantee’s employment with, and performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer, or consultant, as applicable, such change in status shall not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Provider” means an employee, officer, Non-Employee Director, or Consultant of the Company or an Affiliate.

“Share” means one share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

“Stockholder” means a stockholder of the Company.

“Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company owns more than 50% of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan, that is a subsidiary corporation within the meaning of Section 424 of the Code.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.	ADMINISTRATION OF THE PLAN

3.1.	General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement, or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of the Plan, any Award, or any Award Agreement shall be final, binding, and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)	construe an interpret the Plan and apply its provisions;

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(ii)	designate Grantees;

(iii)	determine the type or types of Awards to be made to a Grantee;

(iv)	determine the number of Shares to be subject to an Award;

(v)

establish the terms and conditions of each Award (including the Option Price of any Option and the SAR Exercise Price of any SAR, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(vi)	prescribe the form of each Award Agreement; and

(vii)

amend, modify, or supplement the terms and conditions of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the U.S. to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.	No Repricing

Notwithstanding any other term or condition of the Plan, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under GAAP; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the actions contemplated in clauses (i), (ii), or (iii) occur in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Grantee.

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3.3.	Separation from Service for Cause; Clawbacks

3.3.1.	Separation from Service for Cause

The Company may annul an Award if the Grantee incurs a Separation from Service for Cause.

3.3.2.	Clawbacks

Except to the extent otherwise provided in a Grantee’s Award Agreement, all awards, amounts, or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4.	Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.5.	No Liability

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

3.6.	Book Entry

Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

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4.	SHARES SUBJECT TO THE PLAN

4.1.	Authorized Number of Shares

Subject to adjustment under Section 15, the total number of Shares authorized to be awarded under the Plan shall not exceed 8,000,000. Shares issued under the Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.	Share Counting

4.2.1.	General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as Shares for any purpose under the Plan.

4.2.3.	Expired or Terminated Awards

If any Award expires, or is terminated, surrendered, canceled or forfeited, in whole or in part, the unissued Shares covered by that Award shall again be available for the grant of Awards.

4.2.4.	Repurchased, Surrendered, or Forfeited Awards

If Issued Shares are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.5.	Payment of Option Price, Purchase Price, or Tax Withholding in Shares

Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) Shares covered by a Share-settled SAR or other Shares that were not issued upon the settlement of the SAR.

4.2.6.	Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of Shares reserved under the Plan.

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4.3.	Award Limits

4.3.1.	Incentive Stock Options

Subject to adjustment under Section 15, 8,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1.	Term

The Plan shall be effective as of the Effective Date but no Award shall be exercised or paid unless and until the Plan has been approved by the Stockholders, which approval shall be within twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted before the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers

Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.	Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).

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7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonstatutory Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonstatutory Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. Each Option shall be separately designated in the Award Agreement as either an Incentive Stock Option or Nonqualified Option. The Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date. In the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.	Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement. The Board may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event and at any time after the Grant Date of the Award.

8.3.	Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of a period not to exceed 10 years from the Grant Date, or under such circumstances and on any date before 10 years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

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8.4.	Limitations on Exercise of Option

Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by stockholders of the Company as provided herein, or (ii) after the occurrence of an event that results in termination of the Option.

8.5.	Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time. No Option may be exercised for a fraction of a Share.

8.6.	Rights of Holders of Options

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is before the date of such issuance.

8.7.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of the Option is an employee of the Company or any Subsidiary; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonstatutory Stock Option unless and until such approval is obtained.

8.8.	Early Exercise

An Option may include a term that allows the Grantee to elect at any time before the Grantee’s Separation from Service to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restrictions the Board determines to be appropriate.

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9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

9.1.	Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the SAR Exercise Price. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a Share on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option after the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms

The Board shall determine at the Grant Date the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable after Separation from Service or upon other terms or conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board and stated in the related Award Agreement; provided, however, that such term shall not exceed 10 years.

9.4.	Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares) in an amount determined by multiplying:

(i)         the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii)         the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED SHARES AND RESTRICTED STOCK UNITS (RSUs)

10.1.	Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or RSUs in accordance with Section 12. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other applicable restrictions.

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10.2.	Restricted Share Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Shares are forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.	Rights of Holders of Restricted Shares

Unless the Board otherwise provides in an Award Agreement and subject to Section 17.10, holders of Restricted Shares shall have rights as Stockholders, including voting and dividend rights.

10.4.	Rights of Holders of RSUs

10.4.1.	Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2.	Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement.

10.5.	Purchase of Restricted Shares

The Grantee shall be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Restricted Shares or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if permitted by the Board, in consideration for past services rendered.

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10.6.	Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

11.1.	General Rule

Payment of the Option Price for an Option or the Purchase Price for Restricted Shares shall be made in (i) cash or cash equivalents, denominated in U.S. Dollars, (ii) to the extent permitted by applicable law, cash or cash equivalents, in Danish Krone, or (iii) cash or cash equivalents denominated in any other local currency as approved by the Committee, except as provided in this Section 11. Notwithstanding any provision of this Section 11, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

11.2.	Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares that shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant.

11.3.	Cashless Exercise

With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

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11.4.	Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance terms conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance terms or conditions.

13.	OTHER STOCK-BASED AWARDS

13.1.	Grant of Other Stock-based Awards

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the terms and conditions of the Plan, the Board shall determine the persons to whom and the time or times at which such Awards may be made, the number of Shares to be granted under such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such terms and conditions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.	Terms of Other Stock-based Awards

Any Shares subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.	General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual, or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but shall not be obligated to, register any securities covered hereby under the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations, and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

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14.2.	Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any term or condition of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.3.	California Grantees

The Plan is intended to comply with Section 25102(o) of the California Corporations Code, to the extent applicable. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o) and (ii) any repurchase right of the Company with respect to Issued Shares shall include the applicable notice requirement. Any Plan term that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.	Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of Awards may be made, (B) the number and kinds of shares for which outstanding Awards may be exercised or settled, and (C) the performance goals relating to outstanding Awards, shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

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15.2.	Effect of a Change in Control

In the event of a Change in Control, the Committee may, but shall not be obligated to: (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award; (ii) cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any Option with an Option Exercise Price, or SAR with a SAR Exercise Price, that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor; (iii) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; (iv) provide written notice to Grantees that for a period of at least ten days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect; or (v) otherwise treat such Awards in the manner set forth in the agreement pursuant to which the Change in Control is consummated. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

15.3.	Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	NO LIMITATIONS ON COMPANY

The grant of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.	Disclaimer of Rights

No term or condition of the Plan or any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the terms and conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

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17.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including the granting of Options as the Board determines desirable.

17.3.	Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (A) by causing the Company or the Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (B) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.	Other Terms and Conditions; Employment Agreements

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

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17.5.	Severability

If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions hereof and thereof shall be severable and enforceable, and all terms and conditions shall remain enforceable in any other jurisdiction.

17.6.	Governing Law

The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the State of Nevada. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Nevada and to have agreed that any related litigation shall be conducted solely in the state courts of Nevada or the federal courts for the U.S. located in Reno, Nevada, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

17.7.	Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8.	Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

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17.9.	Transferability of Awards and Issued Shares

17.9.1.	Transfers in General

No Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2.	Family Transfers

If authorized in the applicable Award Agreement or otherwise approved by the Board, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10.	Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.

17.11.	Data Protection

A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

17.12.	Disqualifying Dispositions

Any Grantee who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

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17.13.	Foreign Currency

A Grantee may be required to provide evidence that any currency used to pay for any Award was acquired and taken out of the jurisdiction in which the Grantee resides in accordance with applicable laws, including foreign exchange control laws and regulations. In the event the Option Exercise Price or Purchase Price for Restricted Shares is paid in Danish Krone or another foreign currency, as permitted by the Committee, the amount payable will be determined by conversion from U.S. dollars at the official rate promulgated by the exchange rate as selected by the Committee on the date of exercise.

17.14.	Plan Construction

In the Plan, unless otherwise stated, the following uses apply:

(i)

references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;

(ii)

in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(iii)	indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(iv)	the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;

(v)	all references to articles and sections are to articles and sections in the Plan;

(vi)	all words used shall be construed to be of such gender or number as the circumstances and context require;

(vii)

the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan;

(viii)

any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(ix)	all accounting terms not specifically defined shall be construed in accordance with GAAP.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Mark Vernon 02) Alexander Buehler 03) Peyton Boswell 04) Richard Meeusen 05) Fei Chen

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratification of Sadler, Gibb & Associates, LLC as independent registered accountants for LiqTech International, Inc. for the fiscal year ending December 31, 2022.	☐	☐	☐
3. To approve the LiqTech International, Inc. 2022 Equity Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000581074_1 R1.0.0.39

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

PROXY
LIQTECH INTERNATIONAL, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2022

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Fei Chen and Mark Vernon, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 3:00 p.m., local time on Thursday, November 17, 2022, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK 2750 Ballerup, Denmark.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies' discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

0000581074_2 R1.0.0.39

Continued and to be signed on reverse side

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